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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE COMMISSION


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2002



                                  DSL.NET, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




                              545 LONG WHARF DRIVE
                             NEW HAVEN, CONNECTICUT
                    ----------------------------------------
                    (Address of principal executive offices)



                                      06511
                                   ----------
                                   (Zip Code)



                                 (203) 772-1000
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               Registrant's telephone number, including area code




         DELAWARE                  000-27525                   06-1510312
---------------------------     ----------------              -------------
State or other jurisdiction     (Commission File              (IRS Employer
     of Incorporation                Number)                Identification No.)


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

ITEM 9.  REGULATION FD DISCLOSURE.

         On November 14, 2002, DSL.net, Inc. (the "Company") submitted to the Securities and Exchange Commission the certifications by its Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, relating to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2002, filed on November 14, 2002. The form of the certifications as submitted was as follows:

         The undersigned, ________________, _______________ of DSL.net, Inc.
(the "Company"), in connection with the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 and filed on this date (the "Report"), hereby certifies pursuant to the requirements of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report. This certification is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code and is not to be deemed a part of the Report, nor is it to be deemed to be filed pursuant to the Exchange Act or to form a part of the Company's public disclosure in the United States or otherwise.





------------------------------
[Name]
[Title]
DSL.net, Inc.
Date: November 14, 2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 DSL.NET, INC.



Dated:  November 14, 2002                        By: /s/ Robert J. DeSantis
                                                     ----------------------
                                                     Robert J. DeSantis
                                                     Chief Financial Officer